                                                                    EXHIBIT 99.1

                                  DYNEGY INC.
                           1000 LOUISIANA, SUITE 5800
                              HOUSTON, TEXAS 77002

March 16, 2000

To the parties listed
on Schedule I hereto:

     Reference is made to that certain Registration Rights Agreement, dated as of June 14, 1999 (the "Registration Rights Agreement"), by and among Dynegy Inc., an Illinois corporation (formerly Energy Convergence Holding Company and referred to herein as the "Company"), British Gas Atlantic Holdings BV, a Netherlands corporation ("BG"), and NOVA Gas Services (U.S.) Inc., a Delaware corporation ("NOVA"). Following the request of each of BG and NOVA under
Section 3 of the Registration Rights Agreement, the Company filed a universal shelf registration statement with the Securities and Exchange Commission on March 1, 2000 to register, among other things, 6,455,065 shares of the Company's Class A common stock, par value $.01 per share (the "Underlying Common Stock"), representing shares of common stock into which BG and NOVA's shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") were convertible as of March 1, 2000. This letter serves to confirm the mutual understanding of the Company, BG and NOVA with respect to the registration of the Underlying Common Stock and certain other matters. The obligations of the Company set forth herein are subject to approval by the Company's board of directors no later than March 24, 2000. To the extent that the terms of this letter conflict with the Registration Rights Agreement and other prior agreements among the parties, this letter shall supersede any such prior agreements. Otherwise, the terms of the Registration Rights Agreement and such other agreements shall apply to the matters addressed in this letter.

     Subject to the conditions set forth below and to the execution of a customary underwriting agreement, BG and NOVA hereby agree to convert their respective shares of Preferred Stock and sell all of the shares of the Underlying Common Stock issuable upon such conversion in the equity offering (the "Offering") of the Company which is expected to occur prior to May 15, 2000. BG's and NOVA's obligation to convert their shares of Preferred Stock and participate in the Offering is conditioned upon an offering price to the public in the Offering of at least $45 per share. Simultaneously with executing the underwriting agreement relating to the Offering, BG and NOVA will evidence their intention to convert their shares of Preferred Stock by executing and delivering the notice of conversion (the "Notice") in the form attached hereto as Exhibit
A. As provided in the Notice, the conversion will be effective simultaneous with the closing of the Offering.

     The Company hereby agrees to pay to each of BG and NOVA in consideration of the difference between the fair market value of the Preferred Stock and the fair market value of the Underlying Common Stock and their agreement to participate in the Offering $4.75 in cash upon consummation of the Offering for each share of Preferred Stock they convert. The shares of BG and NOVA to be offered in the Offering will be subject to the "claw-back" provisions contained in Section 3.2 of the Registration Rights Agreement. In the event the underwriters engaged by the Company in connection with the Offering advise the Company that more than 80% of the
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shares of the Underlying Common Stock issuable upon conversion of the shares of
Preferred Stock of BG and NOVA may be sold in the Offering, each of BG and NOVA hereby agree to convert all of their shares of Preferred Stock into shares of the Underlying Common Stock. In the event that less than 80% of their respective shares of the Underlying Common Stock issuable upon conversion of their shares of Preferred Stock are sold in the Offering, BG and NOVA may elect not to convert the shares of Preferred Stock relating to the shares of the Underlying Common Stock owned by each of BG and NOVA that are not sold in the Offering. The Company agrees that it will use its best efforts to maintain the effectiveness of the registration statement relating to the Offering through October 27, 2000 to permit BG and NOVA to sell any shares of Underlying Common Stock that are issued upon conversion of the Preferred Stock but not sold in the Offering. BG and NOVA hereby acknowledge their approval of the underwriters selected by the Company to participate in the Offering, the structure of the underwriting group and the related fee arrangements as described to them by the Company on the date hereof.

       From the date hereof through May 15, 2000, BG and NOVA each agree (on behalf of themselves and their affiliates) not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Underlying Common Stock or Preferred Stock, or enter into any discussions relating to any of the foregoing or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any such securities, except pursuant to the Offering, without the prior written consent of the Company. During the period specified in the preceding sentence, each of BG and NOVA further authorize the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any securities of the Company for which the undersigned is the record holder.

     This letter and the obligations of the parties hereunder shall terminate if the Offering does not close on or before May 15, 2000.

     This letter may not be amended or waived except by an instrument in writing signed by each of the parties hereto. This letter shall be governed by, and construed in accordance with, the laws of the State of Delaware. This letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
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     Please confirm that the foregoing represents our mutual understanding by signing and returning to the undersigned an executed counterpart of this letter.

                         Sincerely,


                         Robert D. Doty, Jr.
                         Senior Vice President


ACCEPTED AND AGREED TO
AS OF MARCH 17, 2000:

BRITISH GAS GLOBAL HOLDINGS BV                NOVA GAS SERVICES (U.S.) INC.

By: /s/ L.M.O.C. de Preter                   By:  /s/ Jack S. Mustoe
    ----------------------                        -----------------------
   L.M.O.C. de Preter                             Jack S. Mustoe
   Director                                       Director

By: /s/ L.A. Richardson
   ----------------------------
   L.A. Richardson
   Director
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                                   SCHEDULE I

British Gas Global Holdings B.V.
Wilhelminaplein 14, 6th Floor
3072 DE Rotterdam
The Netherlands
Facsimile:  + 31 10 290 6581

Shearman & Sterling
599 Lexington Avenue
New York, New York  10022
Attention:  Alfred J. Ross, Jr.
Facsimile:  (212) 848-7179

NOVA Gas Services (U.S.) Inc.
400 Frankfort Road
Monoca, Pennsylvania  15061
Attention:  Ernest V. Dean
Facsimile:  (724) 770-5557

NOVA Chemicals Corporation
1550 Coraopolis Heights Road
Moon Township, PA  15108
Attention: Jack S. Mustoe
Facsimile:  (412) 490-4531

Orrick Herrington & Sutcliffe
400 Sansome Street
San Francisco, CA  94111
Attention:  Alan Talkington
Facsimile:  (415) 773-5759
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                                   EXHIBIT A

                              NOTICE OF CONVERSION

     To be executed by the registered holder in order to exercise conversion rights under Section 5 of the Statement of Resolution Establishing Series of Series A Convertible Preferred Stock of Dynegy Inc. (the "Statement of Resolutions")

Date of this Notice:_______________________

To:  Dynegy Inc.
     1000 Louisiana, Suite 5800
     Houston, Texas 77002
     Attn: Corporate Secretary

Gentlemen:

The undersigned hereby irrevocably elects to convert ___________________ (____)* shares of Series A Convertible Preferred Stock of Dynegy Inc. (the "Preferred Stock"), into such number of shares of Dynegy Inc.'s Class A common stock, par value $.01 per share (the "Common Stock"), as are issuable upon the conversion of such shares of Preferred Stock in accordance with Section 5 of the Statement of Resolutions. This Notice of Conversion shall be deemed to have been delivered simultaneous with the closing (the "Closing") of the public offering of Common Stock scheduled to occur on __________, 2000. The certificate or certificates representing the shares of Preferred Stock to be converted will be delivered at the Closing. In the event that such Closing does not occur on or before May 15, 2000, this notice of conversion shall have no effect. The undersigned hereby requests that certificates for such shares (together with a new certificate for such number of shares of Preferred Stock, if any, with respect to which this Notice of Conversion does not apply) shall be issued in the name of:


______________________________
     (Print Name)

______________________________
     (Tax ID No.)

______________________________
     (Address)

______________________________
     (City, State, Zip)


Signature**of Holder:  By:_______________________

                       Name:_____________________

                       Title:____________________

*Insert a number of shares provided that if the underwriting agreement being signed concurrently with this Notice of Conversion relates to the sale of more than 80% of the shares registered on behalf of such holder, then the number should be 100% of such shares.

**The signature on this Notice of Conversion must correspond to the holder's name as specified on the face of the attached certificate in every particular without alteration or enlargement or any other change whatever. If signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) or title(s) with such entity.
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                               BLANK STOCK POWER


     For value received, the undersigned hereby sells, assigns and transfers unto _________________________________, __________________________ (_____)
shares of Class A common stock, par value $.01 per share, of Dynegy Inc., an Illinois corporation (the "Company") standing in the undersigned's name on the books of the Corporation, represented by Certificate No. ____ herewith and does hereby irrevocably constitute and appoint ________________ of the Corporation to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Date:_______________________

By:_________________________

Name:_______________________

Title:______________________


WITNESS:



Printed Name: